UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

COLISEUM ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2024

Coliseum Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40514	98-1583230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, NV 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, par value $0.001 per share, and one-third of one redeemable warrant	MITAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.001 per share	MITA	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MITAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 17, 2024, Coliseum Acquisition Corp. (the “Company”) issued a press release reminding shareholders to vote in connection with the proposed business combination between Coliseum and Rain Enhancement Technologies, Inc. (the “Business Combination”), and in connection with the proposed extension of time to complete the Business Combination (the “Extension”), and clarifying the redemption mechanics for both shareholder meetings. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 17, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information about the Business Combination and Where to Find it

As previously disclosed, Coliseum entered into a Business Combination Agreement with Rain Enhancement Technologies, Inc. (“RET”), Rain Enhancement Technologies Holdco, Inc. (“Holdco”), and the other parties thereto, dated June 25, 2024, as subsequently amended on August 22, 2024, which provides that, subject to the satisfaction or waiver of the conditions therein, Coliseum will complete the Business Combination. The Business Combination will be submitted to shareholders of Coliseum for their consideration. The Registration Statement on Form S-4 (File No. 333-283425) (as amended, the “Registration Statement”) filed by RET and Holdco, which was declared effective by the Securities and Exchange Commission (“SEC”) on December 10, 2024, includes a proxy statement/prospectus that is both the proxy statement of Coliseum and a prospectus of Holdco relating to the shares to be issued in connection with the Business Combination (the “Proxy Statement/Prospectus”). The definitive Proxy Statement/Prospectus was mailed to Coliseum’s shareholders of record as of November 26, 2024, the record date established for voting on the Business Combination. Coliseum, RET, and/or Holdco may also file other relevant documents regarding the Business Combination with the SEC. This Current Report on Form 8-K and the exhibit hereto do not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or investment decision, investors, security holders of RET, Coliseum, and other interested persons are urged to read the Proxy Statement/Prospectus and any amendments or supplements thereto in connection with Coliseum’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about Coliseum, RET, Holdco, and the Business Combination.

Investors and security holders will also be able to obtain free copies of the Registration Statement, the Proxy Statement/Prospectus, and all other relevant documents filed or that will be filed with the SEC by Coliseum, RET and/or Holdco through the website maintained by the SEC at www.sec.gov. The documents filed by Coliseum, RET, and/or Holdco with the SEC also may be obtained free of charge upon written request to Coliseum at Coliseum Acquisition Corp., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

Additional Information about the Extension and Where to Find it

Coliseum filed with the SEC a definitive proxy statement dated December 13, 2024 (the “Extension Proxy Statement”) in connection with Coliseum’s solicitation of proxies for the vote by Coliseum shareholders at the Extension Meeting. The Extension Proxy Statement was mailed to Coliseum’s shareholders of record as of November 26, 2024, the record date established for voting on the Extension. Coliseum may also file other relevant documents regarding the Extension with the SEC. This Current Report on Form 8-K and the exhibit hereto do not contain all the information that should be considered concerning the Extension and is not intended to form the basis of any investment decision or any other decision in respect of the Extension. Before making any voting or investment decision, investors, security holders of Coliseum, and other interested persons are urged to read the Extension Proxy Statement and any amendments or supplements thereto in connection with Coliseum’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve, among other things, the Extension, because these documents will contain important information about Coliseum and the Extension.

Investors and security holders will also be able to obtain free copies of the Extension Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Coliseum through the website maintained by the SEC at www.sec.gov. The documents filed by Coliseum with the SEC also may be obtained free of charge upon written request to Coliseum at Coliseum Acquisition Corp., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

Participants in the Solicitation

Coliseum, RET, Holdco and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies of Coliseum’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of Coliseum’s securities are, or will be, contained in Coliseum’s filings with the SEC, and such information and names of RET’s directors and executive officers is also contained in the Registration Statement, which includes the Proxy Statement/Prospectus. You may obtain free copies of these documents using the sources indicated above.

Coliseum and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Extension. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Extension Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K and the exhibit hereto are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “may,” “will,” “anticipate,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K or the exhibit hereto, and on the current expectations of RET’s and Coliseum’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be viewed by any investor as, a guarantee, an assurance, a prediction or a definitive statement of factor probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions.

Many actual events and circumstances are beyond the control of Coliseum, RET, and Holdco. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions; the ability of the parties to successfully consummate the Business Combination; the ability to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination by Coliseum’s shareholders and the satisfaction of the minimum cash condition; the amount of redemption requests made by Coliseum’s public shareholders; the effect of the announcement and pendency of the Business Combination on RET’s business; RET’s ability to manage future growth; Holdco’s ability to meet the listing standards of Nasdaq; the failure to obtain, maintain, adequately protect, or enforce RET’s intellectual property rights; the numerous regulatory and legal requirements that RET will need to comply with to operate its business; the concentrated ownership of Holdco’s stock in RET’s principal stockholders; and the other risks presented elsewhere herein and in the Registration Statement. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Registration Statement, along with the risks and uncertainties described in the “Risk Factors” section of Coliseum’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Coliseum, Holdco, and RET from time to time with the SEC. There may be additional risks that neither Coliseum, Holdco, nor RET presently know or that Coliseum, Holdco, and RET currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

You are cautioned not to place undue reliance upon any forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made, based on information available as of the date of this Current Report on Form 8-K, and such information may be inaccurate or incomplete. Coliseum, Holdco, and RET expressly disclaim any obligation or undertaking to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Information regarding performance by, or businesses associated with, RET’s or Holdco’s management team or businesses associated with them is presented for informational purposes only. Past performance by RET’s or Holdco’s management team and its affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of RET’s or Holdco’s management team or businesses associated with them as indicative of RET’s or Holdco’s future performance of an investment or the returns RET or Holdco will, or is likely to, generate going forward.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibit hereto do not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction with respect to any securities or in connection with the Business Combination or Extension. There shall not be any offer, sale or exchange of any securities of RET, Holdco, or Coliseum in any jurisdiction where, or to any person to whom, such offer, sale or exchange may be unlawful under the laws of the jurisdiction prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLISEUM ACQUISITION CORP.

Date: December 17, 2024	By:	/s/ Oanh Truong
	Name:	Oanh Truong
	Title:	Chief Financial Officer and interim Chief Executive Officer

Exhibit 99.1

Coliseum Acquisition Corp. Reminds Shareholders to Vote in Connection with Business Combination and Extension

Business combination vote scheduled for December 23, 2024 at 9:00 am ET; Coliseum will also hold extension vote if additional time is necessary to complete the business combination

Shareholders who wish to redeem in connection with both redemption events must submit redemption requests for both the Business Combination Meeting and Extension Meeting

NEW YORK, NY and NAPLES, FL—December 17, 2024 (BUSINESS WIRE)—Coliseum Acquisition Corp., a Cayman Islands exempted company (“Coliseum”) (NASDAQ: MITA), today reminded shareholders to vote in connection with the proposed business combination between Coliseum and Rain Enhancement Technologies, Inc. (the “Business Combination”), and in connection with the proposed extension of time to complete the Business Combination (the “Extension”).

The extraordinary general meeting of Coliseum shareholders in connection with the Business Combination (the “Business Combination Meeting”) is scheduled to occur at 9:00 a.m. ET on December 23, 2024. Shareholders of record as of the close of business on November 26, 2024, the record date for the Business Combination Meeting, will be entitled to vote their shares at the Business Combination Meeting either in person or by proxy. Notice of the Business Combination Meeting was mailed on December 10, 2024 to shareholders of record as of November 26, 2024.

The parties are working together to expeditiously satisfy the conditions to completing the Business Combination, however, there can be no assurance that the Business Combination will be consummated within the time period required by Coliseum’s governing documents, which currently provide that Coliseum must consummate its initial consummation by December 25, 2024.

Accordingly, Coliseum has mailed to shareholders of record as of November 26, 2024, a proxy statement relating to a shareholder meeting to seek approval of an extension of the time that Coliseum has to complete the Business Combination (the “Extension Meeting”). The Extension Meeting is scheduled to occur at 9:00 a.m. ET on December 23, 2024. Coliseum intends to bring the proposals to approve the Extension and related matters to a vote of shareholders during the Extension Meeting if Coliseum determines that additional time is necessary to complete the Business Combination. Notice of the Extension Meeting was mailed on December 13, 2024 to shareholders of record as of November 26, 2024.

Coliseum urges shareholders to vote FOR all items submitted for shareholder approval at the Business Combination Meeting and, if necessary, FOR all items submitted for shareholder approval at the Extension Meeting.

Shareholders who have not yet voted so are encouraged to vote as soon as possible. If any such shareholders have questions or need assistance in connection with the Business Combination Meeting or the Extension Meeting, please contact the Company’s proxy solicitor, Sodali & Co., by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing MITA.info@investor.sodali.com.

Redemption Requests

Coliseum public shareholders are entitled to submit their public shares for redemption in connection with both the Business Combination Meeting and the Extension Meeting. On December 16, 2024, the redemption price per public share was approximately $11.39, which is expected to be the same approximate amount two (2) business days prior to each of the Business Combination Meeting and Extension Meeting.

Shareholders who wish to ensure that their public shares are redeemed in the event that either the Business Combination is consummated or the Extension is implemented must instruct Coliseum’s transfer agent to redeem such shares in connection with both the Business Combination Meeting and the Extension Meeting, no later than the redemption deadline for each meeting, which is December 19, 2024, at 5:00 p.m. ET.

Coliseum cannot assure you whether it will hold the Business Combination Meeting or the Extension Meeting on December 23, 2024. If Coliseum holds the Business Combination Meeting and completes the Business Combination, any public shares submitted for redemption in connection with the Business Combination Meeting will be redeemed; however, shares submitted for redemption solely in connection with the Extension Meeting will not be redeemed in connection with the Business Combination, and such shareholders will remain shareholders of the combined company. If Coliseum holds the Extension Meeting and implements the Extension, any public shares submitted for redemption in connection with the Extension Meeting will be redeemed; however, shares submitted for redemption solely in connection with the Business Combination Meeting will not be redeemed in connection with the Extension, and such shareholders will remain shareholders of Coliseum.

Shareholders who wish to withdraw their previously submitted redemption request may do so prior to the taking of the shareholders’ vote at the Business Combination Meeting and/or the Extension Meeting, or thereafter with Coliseum’s consent, by requesting that the transfer agent return such shares. You may contact the transfer agent, Continental Stock Transfer & Trust Company, at 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, or by email at spacredemptions@continentalstock.com.

Proposals to be Submitted for Vote at the Business Combination Meeting

At the Business Combination Meeting, Coliseum will seek shareholder approval of (1) a proposal to approve and adopt the Business Combination Agreement, dated as of June 25, 2024 and amended on August 22, 2024, by and among Coliseum, Rain Enhancement Technologies, Inc., and the other parties thereto, (2) a proposal to approve and adopt the plan of merger in connection with the Business Combination, and (3) adjournment of the Business Combination Meeting.

Proposals to be Submitted for Vote at the Extension Meeting

At the Extension Meeting, Coliseum will seek shareholder approval of:

(1)	a proposal to extend the period of time in which Coliseum must complete an initial business combination from December 25, 2024 to December 31, 2024, and to allow Coliseum, without another shareholder vote, by resolution of Coliseum’s board of directors, to elect to further extend such date up to two times for an additional one month each time, until up to February 28, 2025, only if Berto LLC (or its affiliate or designee would deposit into the trust account established in connection with Coliseum’s initial public offering (the “Trust Account”), as a loan, (i) on or before December 25, 2024, with respect to the initial extension to December 31, 2024, $17,500, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to implement an additional monthly extension, with respect to each such additional extension, $75,000; provided that such amendment would not be implemented if Coliseum completes its initial business combination on or prior to December 25, 2024;

(2)	a proposal to amend Coliseum’s amended and restated memorandum and articles of association to remove the language which permits Coliseum to withdraw up to $100,000 of interest earned on the funds held in the Trust Account to pay dissolution expenses if Coliseum fails to consummate its initial business combination by the end of the combination period set forth in the amended and restated memorandum and articles of association; provided that such amendment would not be implemented if Coliseum completes its initial business combination on or prior to December 25, 2024;

(3)	a proposal to amend the Investment Management Trust Agreement, dated June 22, 2021 and amended on June 21, 2023, by and between Coliseum and Continental Stock Transfer & Trust Company, to remove the language which permits Coliseum to withdraw up to $100,000 of interest earned on the funds held in the Trust Account to pay dissolution expenses if Coliseum fails to consummate its initial business combination by the end of the combination period set forth in the amended and restated memorandum and articles of association; provided that such amendment would not be implemented if Coliseum completes its initial business combination on or prior to December 25, 2024; and

(4)	adjournment of the Extension Meeting.

The foregoing proposals will not be implemented if Coliseum completes its initial business combination on or prior to December 25, 2024.

About Rain Enhancement Technologies, Inc.

RET was founded to provide the world with reliable access to water, one of life’s most important resources. To achieve this mission, RET aims to develop, manufacture and commercialize ionization rainfall generation technology. This weather modification technology seeks to provide the world with reliable access to water, and transform business, society and the planet for the better.

About Coliseum Acquisition Corp.

Coliseum Acquisition Corp. is a special purpose acquisition company whose business purpose is to effectuate a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses.

Additional Information about the Business Combination and Where to Find it

As previously disclosed, Coliseum entered into a Business Combination Agreement with Rain Enhancement Technologies, Inc. (“RET”), Rain Enhancement Technologies Holdco, Inc. (“Holdco”), and the other parties thereto, dated June 25, 2024, as subsequently amended on August 22, 2024, which provides that, subject to the satisfaction or waiver of the conditions therein, Coliseum will complete the Business Combination. The Business Combination will be submitted to shareholders of Coliseum for their consideration. The Registration Statement on Form S-4 (File No. 333-283425) (as amended, the “Registration Statement”) filed by RET and Holdco, which was declared effective by the Securities and Exchange Commission (“SEC”) on December 10, 2024, includes a proxy statement/prospectus that is both the proxy statement of Coliseum and a prospectus of Holdco relating to the shares to be issued in connection with the Business Combination (the “Proxy Statement/Prospectus”). The definitive Proxy Statement/Prospectus was mailed to Coliseum’s shareholders of record as of November 26, 2024, the record date established for voting on the Business Combination. Coliseum, RET, and/or Holdco may also file other relevant documents regarding the Business Combination with the SEC. This press release does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or investment decision, investors, security holders of RET, Coliseum, and other interested persons are urged to read the Proxy Statement/Prospectus and any amendments or supplements thereto in connection with Coliseum’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about Coliseum, RET, Holdco, and the Business Combination.

Investors and security holders will also be able to obtain free copies of the Registration Statement, the Proxy Statement/Prospectus, and all other relevant documents filed or that will be filed with the SEC by Coliseum, RET and/or Holdco through the website maintained by the SEC at www.sec.gov. The documents filed by Coliseum, RET, and/or Holdco with the SEC also may be obtained free of charge upon written request to Coliseum at Coliseum Acquisition Corp., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

Additional Information about the Extension and Where to Find it

Coliseum filed with the SEC a definitive proxy statement dated December 13, 2024 (the “Extension Proxy Statement”) in connection with Coliseum’s solicitation of proxies for the vote by Coliseum shareholders at the Extension Meeting. The Extension Proxy Statement was mailed to Coliseum’s shareholders of record as of November 26, 2024, the record date established for voting on the Extension. Coliseum may also file other relevant documents regarding the Extension with the SEC. This press release does not contain all the information that should be considered concerning the Extension and is not intended to form the basis of any investment decision or any other decision in respect of the Extension. Before making any voting or investment decision, investors, security holders of Coliseum, and other interested persons are urged to read the Extension Proxy Statement and any amendments or supplements thereto in connection with Coliseum’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve, among other things, the Extension, because these documents will contain important information about Coliseum and the Extension.

Investors and security holders will also be able to obtain free copies of the Extension Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Coliseum through the website maintained by the SEC at www.sec.gov. The documents filed by Coliseum with the SEC also may be obtained free of charge upon written request to Coliseum at Coliseum Acquisition Corp., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

Participants in the Solicitation

Coliseum, RET, Holdco and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies of Coliseum’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of Coliseum’s securities are, or will be, contained in Coliseum’s filings with the SEC, and such information and names of RET’s directors and executive officers is also contained in the Registration Statement, which includes the Proxy Statement/Prospectus. You may obtain free copies of these documents using the sources indicated above.

Coliseum and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Extension. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Extension Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “may,” “will,” “anticipate,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of RET’s and Coliseum’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be viewed by any investor as, a guarantee, an assurance, a prediction or a definitive statement of factor probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions.

Many actual events and circumstances are beyond the control of Coliseum, RET, and Holdco. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions; the ability of the parties to successfully consummate the Business Combination; the ability to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination by Coliseum’s shareholders and the satisfaction of the minimum cash condition; the amount of redemption requests made by Coliseum’s public shareholders; the effect of the announcement and pendency of the Business Combination on RET’s business; RET’s ability to manage future growth; Holdco’s ability to meet the listing standards of Nasdaq; the failure to obtain, maintain, adequately protect, or enforce RET’s intellectual property rights; the numerous regulatory and legal requirements that RET will need to comply with to operate its business; the concentrated ownership of Holdco’s stock in RET’s principal stockholders; and the other risks presented elsewhere herein and in the Registration Statement. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Registration Statement, along with the risks and uncertainties described in the “Risk Factors” section of Coliseum’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Coliseum, Holdco, and RET from time to time with the SEC. There may be additional risks that neither Coliseum, Holdco, nor RET presently know or that Coliseum, Holdco, and RET currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

You are cautioned not to place undue reliance upon any forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made, based on information available as of the date of this press release, and such information may be inaccurate or incomplete. Coliseum, Holdco, and RET expressly disclaim any obligation or undertaking to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Information regarding performance by, or businesses associated with, RET’s or Holdco’s management team or businesses associated with them is presented for informational purposes only. Past performance by RET’s or Holdco’s management team and its affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of RET’s or Holdco’s management team or businesses associated with them as indicative of RET’s or Holdco’s future performance of an investment or the returns RET or Holdco will, or is likely to, generate going forward.

No Offer or Solicitation

This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction with respect to any securities or in connection with the Business Combination or Extension. There shall not be any offer, sale or exchange of any securities of RET, Holdco, or Coliseum in any jurisdiction where, or to any person to whom, such offer, sale or exchange may be unlawful under the laws of the jurisdiction prior to registration or qualification under the securities laws of any such jurisdiction.

Contacts:

Investors

RainwaterTechIR@icrinc.com

Media

RainwaterTechPR@icrinc.com